UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5225

Oppenheimer Quest for Value Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/30/2015

Item 1.	Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Shares	Value

Common Stocks—68.3%

Consumer Discretionary—10.6%

Auto Components—0.5%

Continental AG	10,617	$2,406,542

Delphi Automotive plc	11,260	773,900

Gentherm, Inc.[1]	12,350	454,233

Johnson Controls, Inc.	46,260	2,149,702

Magna International, Inc.	4,300	412,886

Valeo SA	14,339	2,032,164

		8,229,427

Automobiles—0.3%

Astra International Tbk PT	3,276,500	2,018,375

Bayerische Motoren Werke AG	14,635	1,709,191

Ford Motor Co.	55,100	810,521

		4,538,087

Diversified Consumer Services—0.5%

Apollo Education Group, Inc.[1]	35,150	887,889

Bright Horizons Family Solutions, Inc.[1]	36,162	1,755,665

Dignity plc	35,381	990,873

Estacio Participacoes SA	90,100	560,428

Grand Canyon Education, Inc.[1]	16,810	736,614

Kroton Educacional SA	108,208	496,025

LifeLock, Inc.[1]	61,230	909,266

New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	55,910	1,022,594

		7,359,354

Hotels, Restaurants & Leisure—1.6%

Buffalo Wild Wings, Inc.[1]	11,550	2,059,596

Carnival Corp.	42,490	1,867,860

Chipotle Mexican Grill, Inc., Cl. A1	1,560	1,107,350

Domino’s Pizza Group plc	128,220	1,301,381

Dunkin’ Brands Group, Inc.	21,650	1,024,261

Fiesta Restaurant Group, Inc.[1]	26,660	1,574,806

Genting Bhd	520,000	1,264,771

GTECH SpA	93,239	1,828,405

Habit Restaurants, Inc. (The), Cl. A1	5,370	177,210

Homeinns Hotel Group, ADR[1]	20,030	498,947

Jack in the Box, Inc.	21,910	1,857,749

Jollibee Foods Corp.	243,130	1,277,022

La Quinta Holdings, Inc.[1]	53,750	1,092,738

McDonald’s Corp.	29,460	2,723,282

Melco Crown Entertainment Ltd., ADR	31,880	765,120

Popeyes Louisiana Kitchen, Inc.[1]	28,050	1,610,631

Revel Entertainment, Inc.[1]	5,092	—

Royal Caribbean Cruises Ltd.	23,790	1,797,335

William Hill plc	324,510	1,840,775

Wynn Resorts Ltd.	600	88,770

Zoe’s Kitchen, Inc.[1]	27,970	865,392

		26,623,401

1  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Household Durables—0.3%

Cyrela Brazil Realty SA Empreendimentos e Participacoes	100,200	$403,675

Harman International Industries, Inc.	17,540	2,273,710

Newell Rubbermaid, Inc.	27,360	1,008,763

SEB SA	16,360	1,119,799

		4,805,947

Internet & Catalog Retail—0.4%

Amazon.com, Inc.[1]	296	104,941

B2W Cia Digital[1]	45,521	386,799

HSN, Inc.	15,540	1,203,417

JD.com, Inc., ADR[1]	116,108	2,884,123

Qunar Cayman Islands Ltd., ADR[1]	16,100	472,374

TripAdvisor, Inc.[1]	14,500	971,645

Yoox SpA[1]	38,559	834,404

		6,857,703

Media—2.4%

Cinemark Holdings, Inc.	27,300	1,014,741

Comcast Corp., Cl. A	22,830	1,213,300

DISH Network Corp., Cl. A1	14,890	1,047,511

Grupo Televisa SAB, Sponsored ADR[1]	83,680	2,728,805

Naspers Ltd., Cl. N	7,289	1,048,553

ProSiebenSat.1 Media AG	20,055	890,936

Rentrak Corp.[1]	8,170	628,518

SES SA, FDR	42,030	1,532,615

Sky plc	114,246	1,594,730

Time Warner, Inc.	62,166	4,844,596

Twenty-First Century Fox, Inc., Cl. A	83,180	2,758,249

Twenty-First Century Fox, Inc., Cl. B	74,620	2,376,647

Walt Disney Co. (The)	137,786	12,533,015

Zee Entertainment Enterprises Ltd.	684,140	4,160,515

		38,372,731

Multiline Retail—0.6%

Burlington Stores, Inc.[1]	35,610	1,776,583

Dollarama, Inc.	39,317	1,867,302

Hudson’s Bay Co.	51,300	945,499

Kohl’s Corp.	11,840	707,085

Macy’s, Inc.	64,880	4,144,535

Tuesday Morning Corp.[1]	21,960	388,692

		9,829,696

Specialty Retail—1.4%

Gap, Inc. (The)	26,050	1,072,999

Inditex SA	283,959	8,376,305

Michaels Cos., Inc. (The)[1]	42,020	1,084,116

Staples, Inc.	51,250	873,813

Tiffany & Co.	89,773	7,777,933

TJX Cos., Inc. (The)	55,186	3,638,965

		22,824,131

2  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Textiles, Apparel & Luxury Goods—2.6%

Brunello Cucinelli SpA	11,590	$238,370

Burberry Group plc	75,970	1,975,925

Carter’s, Inc.	8,180	666,588

Cie Financiere Richemont SA	34,392	2,857,999

G-III Apparel Group Ltd.[1]	18,860	1,833,192

Hermes International	1,398	474,398

Kering	39,520	8,001,455

LVMH Moet Hennessy Louis Vuitton SA	62,560	10,101,090

NIKE, Inc., Cl. B	33,732	3,111,777

Prada SpA	539,700	3,152,132

Ralph Lauren Corp., Cl. A	4,230	705,945

Skechers U.S.A., Inc., Cl. A1	23,572	1,422,570

Swatch Group AG (The)	3,176	1,265,060

Tod’s SpA	23,350	2,395,222

VF Corp.	62,260	4,318,976

		42,520,699

Consumer Staples—5.7%

Beverages—1.6%

Ambev SA, ADR	561,650	3,695,657

Anadolu Efes Biracilik Ve Malt Sanayii AS1	73,650	647,079

Anheuser-Busch InBev NV, Sponsored ADR	10,280	1,254,880

Boston Beer Co., Inc. (The), Cl. A1	4,460	1,402,759

Brown-Forman Corp., Cl. B	13,450	1,195,301

Carlsberg AS, Cl. B	2,209	162,364

Diageo plc	28,521	844,821

Fomento Economico Mexicano SAB de CV1	118,324	990,592

Fomento Economico Mexicano SAB de CV, ADR[1]	31,616	2,641,833

Heineken NV	23,979	1,788,039

Nigerian Breweries plc	668,720	506,380

PepsiCo, Inc.	51,360	4,816,541

Pernod Ricard SA	19,070	2,290,346

SABMiller plc	42,000	2,288,295

Tsingtao Brewery Co. Ltd., Cl. H	72,000	480,784

		25,005,671

Food & Staples Retailing—1.4%

Almacenes Exito SA	45,543	466,629

Almacenes Exito SA, GDR[2]	57,600	591,131

BIM Birlesik Magazalar AS	31,202	631,126

Cencosud SA	266,304	651,953

Costco Wholesale Corp.	44,675	6,388,078

CP ALL PCL	2,181,900	2,760,224

CVS Health Corp.	56,910	5,586,286

Magnit PJSC[1]	16,431	2,518,954

Walgreens Boots Alliance, Inc.	15,960	1,177,050

Wal-Mart de Mexico SAB de CV	180,322	347,784

Wal-Mart Stores, Inc.	19,200	1,631,616

		22,750,831

Food Products—1.7%

Aryzta AG1	23,411	1,758,917

3  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Food Products (Continued)

Barry Callebaut AG1	1,114	$1,111,584

ConAgra Foods, Inc.	22,790	807,450

Danone SA	15,630	1,050,762

Hain Celestial Group, Inc. (The)[1]	24,710	1,303,947

Hershey Co. (The)	23,180	2,369,228

J&J Snack Foods Corp.	9,084	891,322

Kraft Foods Group, Inc.	25,850	1,689,039

Nestle SA	52,073	3,988,631

Saputo, Inc.	41,730	1,199,980

Tingyi Cayman Islands Holding Corp.	700,000	1,723,408

Ulker Biskuvi Sanayi AS	29,156	230,721

Unilever plc	207,104	9,124,698

Want Want China Holdings Ltd.	493,000	589,043

		27,838,730

Household Products—0.7%

Colgate-Palmolive Co.	121,810	8,224,611

Reckitt Benckiser Group plc	19,622	1,661,867

Reckitt Benckiser Group plc, Sponsored ADR	105,190	1,789,282

Unilever Indonesia Tbk PT	121,000	341,689

		12,017,449

Personal Products—0.1%

Colgate-Palmolive India Ltd.	10,884	329,026

Natura Cosmeticos SA	55,500	648,439

		977,465

Tobacco—0.2%

Lorillard, Inc.	45,140	2,961,635

Swedish Match AB	27,545	896,106

		3,857,741

Energy—2.5%

Energy Equipment & Services—0.6%

China Oilfield Services Ltd., Cl. H	302,000	501,313

Eurasia Drilling Co. Ltd., GDR	6,680	127,872

Halliburton Co.	10,890	435,491

Schlumberger Ltd.	31,238	2,573,699

Schoeller-Bleckmann Oilfield Equipment AG	4,857	285,544

Technip SA	75,290	4,431,207

Tenaris SA, ADR	32,870	928,249

		9,283,375

Oil, Gas & Consumable Fuels—1.9%

Anadarko Petroleum Corp.	7,930	648,278

Antero Resources Corp.[1]	6,560	227,304

BP plc, Sponsored ADR	38,190	1,482,918

Canadian Natural Resources Ltd.	20,900	604,846

Chevron Corp.	14,302	1,466,384

Cimarex Energy Co.	1,960	202,272

ConocoPhillips	14,930	940,291

Diamondback Energy, Inc.[1]	14,740	1,016,913

4  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Oil, Gas & Consumable Fuels (Continued)

Enbridge, Inc.	45,700	$2,213,251

EOG Resources, Inc.	16,640	1,481,459

Genel Energy plc[1]	39,350	370,757

Kinder Morgan, Inc.	26,040	1,068,942

Koninklijke Vopak NV	30,602	1,711,708

Marathon Petroleum Corp.	15,160	1,403,664

Matador Resources Co.[1]	17,750	382,690

NOVATEK OAO, Sponsored GDR	28,600	1,993,015

Occidental Petroleum Corp.	42,020	3,361,600

Phillips 66	15,630	1,099,102

Pioneer Natural Resources Co.	1,990	299,555

Repsol SA	133,883	2,391,185

Suncor Energy, Inc.	153,540	4,577,027

Tullow Oil plc	157,819	864,908

Williams Cos., Inc. (The)	23,540	1,032,464

		30,840,533

Financials—11.2%

Capital Markets—2.4%

Ameriprise Financial, Inc.	16,800	2,098,992

Charles Schwab Corp. (The)	82,940	2,154,781

Credit Suisse Group AG1	176,566	3,717,099

Deutsche Bank AG	97,553	2,842,746

Goldman Sachs Group, Inc. (The)	47,260	8,148,097

HFF, Inc., Cl. A	20,345	691,120

ICAP plc	253,323	1,781,010

Invesco Ltd.	88,400	3,246,932

Morgan Stanley	101,380	3,427,658

Piper Jaffray Cos.[1]	11,440	584,012

State Street Corp.	8,300	593,533

T. Rowe Price Group, Inc.	8,520	670,694

Tullett Prebon plc	86,580	435,943

UBS Group AG1	463,800	7,773,777

		38,166,394

Commercial Banks—3.8%

Banco Bilbao Vizcaya Argentaria SA	491,485	4,195,923

Banco Bradesco SA, ADR	46,060	574,829

Bancolombia SA, Sponsored ADR	12,490	577,912

Bank of America Corp.	231,030	3,500,105

Bank of the Ozarks, Inc.	38,810	1,258,608

Citigroup, Inc.	245,570	11,529,512

Commercial International Bank Egypt SAE	93,069	676,738

Grupo Aval Acciones y Valores, ADR	89,830	927,944

Grupo Financiero Banorte SAB de CV, Cl. O	276,618	1,408,603

Grupo Financiero Inbursa SAB de CV, Cl. O	346,687	896,235

Guaranty Trust Bank plc	2,866,834	306,173

HSBC Holdings plc	10,340	96,382

ICICI Bank Ltd., Sponsored ADR	917,200	11,015,572

Intesa Sanpaolo SpA, Sponsored ADR	35,600	620,152

Itau Unibanco Holding SA, ADR	279,151	3,383,310

5  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

JPMorgan Chase & Co.	87,262	$4,745,308

KeyCorp	71,280	925,927

PNC Financial Services Group, Inc. (The)	16,320	1,379,693

PrivateBancorp, Inc.	31,400	952,676

Signature Bank[1]	10,920	1,279,060

Societe Generale SA	70,250	2,838,897

Sumitomo Mitsui Financial Group, Inc.	90,600	3,048,620

Turkiye Garanti Bankasi AS	180,858	762,728

Wells Fargo & Co.	41,694	2,164,752

Western Alliance Bancorp[1]	47,990	1,233,823

Zenith Bank plc	4,088,627	351,637

Zions Bancorporation	48,761	1,168,314

		61,819,433

Consumer Finance—0.2%

American Express Co.	12,476	1,006,688

Capital One Financial Corp.	25,980	1,901,996

Navient Corp.	47,690	941,401

		3,850,085

Diversified Financial Services—1.0%

BM&FBovespa SA	869,400	2,948,491

FNFV Group[1]	9,720	120,528

Grupo de Inversiones Suramericana SA	40,710	590,629

Haci Omer Sabanci Holding AS	247,888	1,046,536

Hong Kong Exchanges & Clearing Ltd.	38,213	876,501

MarketAxess Holdings, Inc.	7,180	545,465

McGraw Hill Financial, Inc.	116,130	10,386,667

		16,514,817

Insurance—2.5%

ACE Ltd.	9,360	1,010,505

AIA Group Ltd.	379,200	2,191,955

Allianz SE	42,566	7,038,624

Allstate Corp. (The)	34,500	2,407,755

American International Group, Inc.	58,660	2,866,714

Aon plc	41,680	3,753,284

China Life Insurance Co. Ltd., Cl. H	234,000	907,788

China Pacific Insurance Group Co. Ltd., Cl. H	129,400	622,128

Dai-ichi Life Insurance Co. Ltd. (The)	305,400	4,094,942

FNF Group	87,700	3,078,270

MetLife, Inc.	39,680	1,845,120

Old Mutual plc	349,609	1,094,553

Prudential plc	367,792	8,946,394

Sul America SA	100,060	425,486

		40,283,518

Real Estate Investment Trusts (REITs)—0.4%

American Tower Corp., Cl. A	18,490	1,792,606

Equity Residential	19,480	1,511,843

Pebblebrook Hotel Trust	22,917	1,064,265

6  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Real Estate Investment Trusts (REITs) (Continued)

Public Storage	8,150	$1,636,846

		6,005,560

Real Estate Management & Development—0.6%

DLF Ltd.	1,762,025	4,838,048

Hang Lung Group Ltd.	129,500	615,778

Hang Lung Properties Ltd.	671,570	1,958,307

SM Prime Holdings, Inc.	2,819,103	1,185,401

SOHO China Ltd.	685,500	478,604

Wallace Theater Holdings, Inc.[1,3]	430	4

		9,076,142

Thrifts & Mortgage Finance—0.3%

Essent Group Ltd.[1]	41,480	970,217

Housing Development Finance Corp. Ltd.	187,398	3,852,708

		4,822,925

Health Care—11.5%

Biotechnology—3.4%

ACADIA Pharmaceuticals, Inc.[1]	56,990	1,734,206

Amgen, Inc.	22,920	3,489,799

Biogen Idec, Inc.[1]	23,180	9,020,729

BioMarin Pharmaceutical, Inc.[1]	29,760	2,891,482

Bluebird Bio, Inc.[1]	21,320	1,980,841

Celgene Corp.[1]	22,686	2,703,264

Celldex Therapeutics, Inc.[1]	175,330	3,755,569

Cepheid[1]	15,120	854,431

Circassia Pharmaceuticals plc[1]	437,260	1,674,018

Clovis Oncology, Inc.[1]	30,870	2,012,415

CSL Ltd.	24,600	1,675,547

Exact Sciences Corp.[1]	20,260	551,275

Gilead Sciences, Inc.[1]	110,320	11,564,846

Grifols SA	30,968	1,298,924

Juno Therapeutics, Inc.[1]	2,410	103,027

Medivation, Inc.[1]	20,320	2,211,222

NPS Pharmaceuticals, Inc.[1]	12,560	576,002

PTC Therapeutics, Inc.[1]	15,140	831,337

Ultragenyx Pharmaceutical, Inc.[1]	14,730	855,813

Vertex Pharmaceuticals, Inc.[1]	43,375	4,777,322

		54,562,069

Health Care Equipment & Supplies—1.8%

Baxter International, Inc.	18,730	1,316,906

Becton Dickinson & Co.	12,630	1,743,950

Cantel Medical Corp.	20,850	845,885

Cardiovascular Systems, Inc.[1]	22,410	763,957

DexCom, Inc.[1]	32,521	1,944,105

DiaSorin SpA	25,604	1,021,575

Essilor International SA	9,680	1,082,024

Hologic, Inc.[1]	2,930	88,969

Inogen, Inc.[1]	10,270	314,262

Medtronic plc	34,630	2,472,582

7  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Health Care Equipment & Supplies (Continued)

NuVasive, Inc.[1]	10,470	$484,970

NxStage Medical, Inc.[1]	17,650	315,759

ResMed, Inc.	19,170	1,197,550

Shandong Weigao Group Medical Polymer Co. Ltd., Cl. H	294,000	228,924

Sonova Holding AG	10,525	1,384,170

Spectranetics Corp. (The)[1]	60,880	1,991,385

St. Jude Medical, Inc.	41,440	2,729,653

STERIS Corp.	18,280	1,192,222

Stryker Corp.	15,870	1,444,964

West Pharmaceutical Services, Inc.	19,120	942,807

William Demant Holding AS1	12,044	914,215

Zimmer Holdings, Inc.	40,920	4,587,132

		29,007,966

Health Care Providers & Services—2.5%

Acadia Healthcare Co., Inc.[1]	36,720	2,120,580

Aetna, Inc.	77,150	7,083,913

Anthem, Inc.	52,470	7,081,351

Apollo Hospitals Enterprise Ltd.	43,579	921,204

Cardinal Health, Inc.	51,560	4,289,276

Centene Corp.[1]	18,740	2,045,658

Diagnosticos da America SA	102,900	439,096

ExamWorks Group, Inc.[1]	33,950	1,254,792

HCA Holdings, Inc.[1]	14,100	998,280

HealthEquity, Inc.[1]	17,000	353,090

LifePoint Hospitals, Inc.[1]	18,878	1,231,601

MWI Veterinary Supply, Inc.[1]	3,930	745,403

Omnicare, Inc.	23,150	1,735,787

Sinopharm Group Co. Ltd., Cl. H	267,800	978,974

Sonic Healthcare Ltd.	40,500	591,276

Team Health Holdings, Inc.[1]	33,430	1,728,331

UnitedHealth Group, Inc.	51,750	5,498,438

VCA, Inc.[1]	31,190	1,624,999

		40,722,049

Health Care Technology—0.1%

Omnicell, Inc.[1]	25,700	818,031

Veeva Systems, Inc., Cl. A1	29,540	849,570

		1,667,601

Life Sciences Tools & Services—0.4%

Divi’s Laboratories Ltd.	2,285	64,400

ICON plc[1]	18,500	1,043,400

Illumina, Inc.[1]	8,080	1,577,135

Quintiles Transnational Holdings, Inc.[1]	10,070	609,235

Thermo Fisher Scientific, Inc.	24,420	3,057,628

		6,351,798

Pharmaceuticals—3.3%

AbbVie, Inc.	21,118	1,274,471

Actavis plc[1]	17,770	4,736,416

Akorn, Inc.[1]	50,280	2,140,922

8  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Pharmaceuticals (Continued)

Allergan, Inc.	3,910	$857,307

Bayer AG	47,371	6,845,055

Bristol-Myers Squibb Co.	47,247	2,847,577

Cipla Ltd.	62,181	697,542

Dr. Reddy’s Laboratories Ltd.	19,618	1,016,062

Eli Lilly & Co.	15,200	1,094,400

Galenica AG	1,225	985,630

Glenmark Pharmaceuticals Ltd.	16,584	191,650

Indivior plc[1]	19,622	51,425

Johnson & Johnson	14,217	1,423,690

Lupin Ltd.	7,361	186,803

Merck & Co., Inc.	64,350	3,879,018

Novo Nordisk AS, Cl. B	43,584	1,949,619

Pacira Pharmaceuticals, Inc.[1]	7,410	795,464

Perrigo Co. plc	12,120	1,839,089

Pfizer, Inc.	144,504	4,515,750

Roche Holding AG	20,002	5,403,591

Roche Holding AG, Sponsored ADR	75,950	2,564,072

Shire plc	35,960	2,628,481

Sun Pharmaceutical Industries Ltd.	34,219	507,621

Teva Pharmaceutical Industries Ltd., Sponsored ADR	35,300	2,007,158

Theravance Biopharma, Inc.[1]	24,442	396,938

Theravance, Inc.	95,570	1,077,074

Valeant Pharmaceuticals International, Inc.[1]	9,307	1,488,841

		53,401,666

Industrials—8.8%

Aerospace & Defense—1.5%

Airbus Group NV	160,990	8,572,773

Boeing Co. (The)	8,330	1,210,932

Curtiss-Wright Corp.	18,670	1,242,115

Embraer SA	108,400	959,067

Embraer SA, Sponsored ADR	126,950	4,476,257

General Dynamics Corp.	14,340	1,910,231

Lockheed Martin Corp.	9,400	1,770,678

Raytheon Co.	5,990	599,300

Rolls-Royce Holdings plc[1]	114,783	1,539,321

United Technologies Corp.	13,640	1,565,599

		23,846,273

Air Freight & Couriers—0.4%

FedEx Corp.	4,250	718,717

Royal Mail plc	111,044	725,996

United Parcel Service, Inc., Cl. B	48,220	4,766,065

		6,210,778

Airlines—0.5%

Allegiant Travel Co., Cl. A	12,586	2,281,464

Delta Air Lines, Inc.	101,620	4,807,642

Virgin America, Inc.[1]	20,420	684,887

		7,773,993

9  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Building Products—0.7%

A.O. Smith Corp.	29,070	$1,727,049

Allegion plc	11,160	602,751

Assa Abloy AB, Cl. B	115,502	6,302,917

Lennox International, Inc.	14,200	1,396,002

Nortek, Inc.[1]	5,864	447,599

		10,476,318

Commercial Services & Supplies—0.7%

Aggreko plc	55,223	1,289,289

Cintas Corp.	26,630	2,095,781

Edenred	47,637	1,372,640

Mobile Mini, Inc.	42,680	1,549,284

Prosegur Cia de Seguridad SA	255,599	1,421,029

Tyco International plc	59,280	2,419,217

Waste Management, Inc.	34,260	1,761,992

		11,909,232

Construction & Engineering—0.3%

Boskalis Westminster NV	34,600	1,533,081

FLSmidth & Co. AS	35,986	1,519,686

Larsen & Toubro Ltd.	12,245	336,533

Leighton Holdings Ltd.	52,000	827,197

Trevi Finanziaria Industriale SpA	156,781	473,559

		4,690,056

Electrical Equipment—1.2%

ABB Ltd.[1]	39,184	750,660

Eaton Corp. plc	49,330	3,112,230

Emerson Electric Co.	54,820	3,121,451

Legrand SA	25,670	1,379,071

Nidec Corp.	108,800	7,409,848

Prysmian SpA	75,763	1,398,700

Schneider Electric SE	18,430	1,388,608

		18,560,568

Industrial Conglomerates—1.0%

3M Co.	36,150	5,867,145

Alfa SAB de CV, Cl. A1	59,217	108,088

Danaher Corp.	26,594	2,190,814

Jardine Strategic Holdings Ltd.	32,742	1,142,775

Seibu Holdings, Inc.	49,300	1,168,905

Siemens AG	40,214	4,223,828

SM Investments Corp.	80,573	1,692,433

		16,393,988

Machinery—1.2%

Aalberts Industries NV	63,267	1,826,302

Atlas Copco AB, Cl. A	60,269	1,783,325

Caterpillar, Inc.	10,090	806,897

FANUC Corp.	16,600	2,787,764

Ingersoll-Rand plc	2,770	183,928

Middleby Corp. (The)[1]	25,690	2,441,064

10  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery (Continued)

Pall Corp.	13,000	$1,257,880

Parker-Hannifin Corp.	40,060	4,665,387

Pentair plc	7,180	443,796

Proto Labs, Inc.[1]	5,110	329,033

Wabtec Corp.	23,520	1,962,744

Weir Group plc (The)	30,471	770,169

		19,258,289

Professional Services—0.4%

Experian plc	81,318	1,434,423

Huron Consulting Group, Inc.[1]	20,740	1,560,063

Intertek Group plc	36,620	1,260,562

Paylocity Holding Corp.[1]	38,170	899,285

SGS SA	657	1,248,099

		6,402,432

Road & Rail—0.5%

Canadian Pacific Railway Ltd.	10,800	1,886,436

CSX Corp.	48,500	1,615,050

Knight Transportation, Inc.	40,510	1,154,130

Old Dominion Freight Line, Inc.[1]	18,050	1,265,666

Saia, Inc.[1]	17,200	724,292

Union Pacific Corp.	14,420	1,690,168

		8,335,742

Trading Companies & Distributors—0.3%

Brenntag AG	24,777	1,352,517

Bunzl plc	66,580	1,899,365

United Rentals, Inc.[1]	5,360	444,076

Wolseley plc	28,138	1,633,634

		5,329,592

Transportation Infrastructure—0.1%

Airports of Thailand PCL	30,900	305,055

DP World Ltd.	80,848	1,588,663

Grupo Aeroportuario del Sureste SAB de CV, Cl. B1	20,471	268,494

		2,162,212

Information Technology—14.5%

Communications Equipment—0.9%

Cisco Systems, Inc.	142,960	3,769,141

Telefonaktiebolaget LM Ericsson, Cl. B	927,474	11,265,414

		15,034,555

Electronic Equipment, Instruments, & Components—1.6%

Hoya Corp.	41,500	1,607,495

Keyence Corp.	16,250	7,564,802

Kyocera Corp.	89,100	3,917,782

Methode Electronics, Inc.	22,740	822,506

Murata Manufacturing Co. Ltd.	69,800	7,531,017

Spectris plc	30,187	949,534

11  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

TE Connectivity Ltd.	36,400	$2,416,596

		24,809,732

Internet Software & Services—3.5%

58.com, Inc., ADR[1]	2,500	96,175

Alibaba Group Holding Ltd., Sponsored ADR[1]	14,500	1,291,660

Baidu, Inc., Sponsored ADR[1]	22,530	4,909,738

Box, Inc., Cl. A1	16,170	304,158

CoStar Group, Inc.[1]	12,710	2,345,122

Demandware, Inc.[1]	16,390	877,848

eBay, Inc.[1]	161,850	8,578,050

Envestnet, Inc.[1]	22,970	1,182,266

Facebook, Inc., Cl. A1	124,980	9,487,232

Google, Inc., Cl. A1	12,519	6,729,588

Google, Inc., Cl. C1	10,800	5,772,816

GrubHub, Inc.[1]	25,800	888,294

LinkedIn Corp., Cl. A1	13,250	2,977,805

MercadoLibre, Inc.	8,300	1,028,702

NAVER Corp.	1,773	1,154,813

New Relic, Inc.[1]	1,570	48,764

Shutterstock, Inc.[1]	15,840	891,634

Telecity Group plc	63,270	820,905

Tencent Holdings Ltd.	160,385	2,705,464

United Internet AG	31,649	1,375,361

Yahoo Japan Corp.	331,000	1,116,539

Yandex NV, Cl. A1	98,620	1,468,452

		56,051,386

IT Services—1.1%

Amadeus IT Holding SA, Cl. A	45,231	1,812,879

Computer Sciences Corp.	44,970	2,728,780

Earthport plc[1]	958,155	620,046

Infosys Ltd.	103,591	3,558,874

International Business Machines Corp.	3,950	605,574

MasterCard, Inc., Cl. A	45,270	3,713,498

Tata Consultancy Services Ltd.	33,411	1,339,359

Visa, Inc., Cl. A	14,748	3,759,413

		18,138,423

Semiconductors & Semiconductor Equipment—2.1%

Altera Corp.	207,710	6,838,852

Ambarella, Inc.[1]	11,080	612,835

ARM Holdings plc	45,780	714,361

Broadcom Corp., Cl. A	57,000	2,418,795

Cavium, Inc.[1]	30,440	1,790,176

Infineon Technologies AG	161,141	1,818,129

Intel Corp.	157,850	5,215,364

M/A-COM Technology Solutions Holdings, Inc.[1]	22,830	742,203

Maxim Integrated Products, Inc.	202,540	6,702,049

Micron Technology, Inc.[1]	33,776	988,455

MKS Instruments, Inc.	22,160	775,821

Monolithic Power Systems, Inc.	48,180	2,288,068

12  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Spansion, Inc., Cl. A1	35,910	$1,273,369

Taiwan Semiconductor Manufacturing Co. Ltd.	503,000	2,233,500

		34,411,977

Software—3.6%

Adobe Systems, Inc.[1]	95,300	6,683,389

Aveva Group plc	22,810	450,159

Check Point Software Technologies Ltd.[1]	12,010	926,812

Citrix Systems, Inc.[1]	13,290	787,566

Dassault Systemes	22,074	1,365,364

Gemalto NV	17,490	1,266,399

Guidewire Software, Inc.[1]	46,360	2,322,636

Intuit, Inc.	75,050	6,515,841

Manhattan Associates, Inc.[1]	20,060	895,478

Microsoft Corp.	136,561	5,517,064

Oracle Corp.	180,450	7,559,051

Proofpoint, Inc.[1]	40,300	2,015,000

Sage Group plc (The)	133,339	961,176

SAP SE	113,741	7,437,223

ServiceNow, Inc.[1]	30,540	2,226,366

Splunk, Inc.[1]	12,150	627,548

Synopsys, Inc.[1]	19,230	826,698

Tableau Software, Inc., Cl. A1	19,290	1,557,860

Temenos Group AG	27,431	834,262

Tyler Technologies, Inc.[1]	20,110	2,133,269

Ultimate Software Group, Inc. (The)[1]	17,440	2,581,294

Verint Systems, Inc.[1]	18,230	973,117

Workday, Inc., Cl. A1	11,850	941,601

Zendesk, Inc.[1]	27,970	676,594

		58,081,767

Technology Hardware, Storage & Peripherals—1.7%

Apple, Inc.	131,641	15,423,060

EMC Corp.	225,860	5,856,550

Lenovo Group Ltd.	942,000	1,217,205

SanDisk Corp.	23,550	1,787,680

Stratasys Ltd.[1]	6,650	528,609

Western Digital Corp.	32,150	3,125,944

		27,939,048

Materials—1.7%

Chemicals—0.9%

Asian Paints Ltd.	13,709	190,081

Dow Chemical Co. (The)	40,160	1,813,626

Essentra plc	136,426	1,702,683

Linde AG	21,507	4,128,755

LyondellBasell Industries NV, Cl. A	10,221	808,379

PPG Industries, Inc.	4,685	1,044,193

Sherwin-Williams Co. (The)	9,800	2,658,446

Sika AG	224	768,353

Syngenta AG	5,942	1,933,959

		15,048,475

13  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Construction Materials—0.3%

Ambuja Cements Ltd.	123,994	$505,342

Caesarstone Sdot-Yam Ltd.	16,990	1,055,079

Indocement Tunggal Prakarsa Tbk PT	304,000	549,890

James Hardie Industries plc	101,400	1,015,316

Semen Indonesia Persero Tbk PT	477,000	547,337

Ultratech Cement Ltd.	10,712	542,587

		4,215,551

Containers & Packaging—0.1%

Berry Plastics Group, Inc.[1]	29,280	990,250

Metals & Mining—0.3%

Alrosa AO	1,749,080	1,990,233

Freeport-McMoRan, Inc.	43,370	729,050

Glencore plc	417,650	1,557,790

Real Gold Mining Ltd.[1]	273,000	352

Vale SA, Cl. B, Sponsored ADR	117,000	822,510

		5,099,935

Paper & Forest Products—0.1%

Louisiana-Pacific Corp.[1]	101,920	1,668,430

Telecommunication Services—1.4%

Diversified Telecommunication Services—0.7%

BT Group plc, Cl. A	268,945	1,690,495

Iliad SA	4,660	1,083,045

Inmarsat plc	94,210	1,182,410

Nippon Telegraph & Telephone Corp.	30,700	1,822,709

Telefonica Brasil SA, ADR	62,670	1,155,635

Verizon Communications, Inc.	93,393	4,268,994

		11,203,288

Wireless Telecommunication Services—0.7%

America Movil SAB de CV, Cl. L, ADR	100,520	2,150,123

KDDI Corp.	97,800	6,900,057

MTN Group Ltd.	39,843	687,468

Vodafone Group plc	290,090	1,021,685

		10,759,333

Utilities—0.4%

Electric Utilities—0.4%

Edison International	48,460	3,302,549

Entergy Corp.	13,160	1,151,632

NextEra Energy, Inc.	14,327	1,565,081

		6,019,262

Multi-Utilities—0.0%

Sempra Energy	6,510	728,599

Total Common Stocks (Cost $916,726,316)		1,102,334,478

14  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Preferred Stocks—0.7%

Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[2]	1,001	$1,006,036

Banco Davivienda SA, Preference	55,678	584,619

Bancolombia SA, Preference	7,619	90,179

Bayerische Motoren Werke (BMW) AG, Preference	88,159	7,483,431

Lojas Americanas SA, Preference	305,612	1,771,086

Telefonica Brasil SA, Preference	100	1,856

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	21,135,219	300,299

Total Preferred Stocks (Cost $8,448,540)		11,237,506

	Units

Rights, Warrants and Certificates—0.0%

Genting Bhd Wts., Strike Price 7.96MYR, Exp. 12/18/18[1] (Cost $77,776)	123,800	90,086

	Principal Amount

Non-Convertible Corporate Bonds and Notes—10.5%

Consumer Discretionary—2.5%

Auto Components—0.3%

Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	$665,000	693,262

Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[2]	910,000	857,675

Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	465,000	497,550

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,150,000	1,180,188

Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	690,000	702,075

MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22[2]	865,000	903,925

		4,834,675

Automobiles—0.1%

General Motors Co., 5% Sr. Unsec. Nts., 4/1/35	665,000	721,769

Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[2]	485,000	521,981

		1,243,750

Diversified Consumer Services—0.1%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,480,000	1,383,800

Hotels, Restaurants & Leisure—0.5%

1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[2]	665,000	684,950

Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	215,000	225,212

Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[2]	335,000	301,500

Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[2]	365,000	312,531

Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	485,000	480,150

Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[2]	680,000	688,500

Isle of Capri Casinos, Inc.:
5.875% Sr. Unsec. Nts., 3/15/21	151,000	157,417
7.75% Sr. Unsec. Nts., 3/15/19	320,000	332,800

Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[2]	935,000	1,009,800

MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[2]	430,000	406,350

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	600,000	607,500
6.625% Sr. Unsec. Nts., 12/15/21	55,000	58,163

15  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

MGM Resorts International: (Continued)
6.75% Sr. Unsec. Nts., 10/1/20	$390,000	$413,400

MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	526,575	572,650

NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[2]	315,000	318,938

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[2]	285,000	285,713

Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21	475,000	489,250

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[2]	365,000	344,925

Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[2]	395,000	434,500

		8,124,249

Household Durables—0.2%

Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	660,000	690,195

Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	240,000	252,600

K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[2]	285,000	265,941
9.125% Sec. Nts., 11/15/20[3]	370,000	389,425

KB Home, 7% Sr. Unsec. Nts., 12/15/21	550,000	551,375

Lennar Corp., 4.75% Sr. Unsec. Nts., 11/15/22	100,000	99,900

Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	730,000	784,750

Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25% Sr. Unsec. Nts., 4/15/21[2]	500,000	473,750

		3,507,936

Media—0.8%

Altice Financing SA, 6.50% Sec. Nts., 1/15/22[2]	960,000	979,200

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[2]	400,000	417,000

CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23	375,000	381,094

CCOH Safari LLC, 5.75% Sr. Unsec. Nts., 12/1/24	1,495,000	1,519,294

Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	410,000	419,737

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24[2]	1,515,000	1,526,362
6.75% Sr. Unsec. Nts., 6/1/21	180,000	195,975

DreamWorks Animation SKG, Inc., 6.875% Sr. Unsec. Nts., 8/15/20[2]	355,000	355,000

Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	270,000	297,337

Gannett Co., Inc.:
5.125% Sr. Unsec. Nts., 7/15/20	335,000	346,725
5.50% Sr. Unsec. Nts., 9/15/24[2]	85,000	86,062

Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	955,000	986,037

iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	500,000	489,375

LIN Television Corp., 5.875% Sr. Unsec. Nts., 11/15/22[2]	990,000	997,425

Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[2]	290,000	291,450
6.875% Sr. Unsec. Nts., 11/15/20	575,000	601,594

Numericable-SFR, 6% Sr. Sec. Nts., 5/15/22[2]	700,000	716,905

Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21	350,000	352,625
6.125% Sr. Unsec. Nts., 10/1/22	690,000	714,150

Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[2]	465,000	501,038

16  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

UPCB Finance V Ltd., 7.25% Sr. Sec. Nts., 11/15/21[2]	$735,000	$802,988

UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[2]	675,000	730,688

		13,708,061

Multiline Retail—0.1%

99 Cents Only Stores, 11% Sr. Unsec. Nts., 12/15/19	180,000	190,350

Neiman Marcus Group Ltd., Inc.:
8.00% Sr. Unsec. Nts., 10/15/21[2]	65,000	67,600
8.75% Sr. Unsec. Nts., 10/15/21[2,4]	920,000	966,000

		1,223,950

Specialty Retail—0.3%

Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[2]	880,000	770,000

Claire’s Stores, Inc.:
8.875% Sr. Unsec. Nts., 3/15/19	1,020,000	724,200
9.00% Sr. Sec. Nts., 3/15/19[2]	55,000	51,700

GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[2]	595,000	608,387

L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21	885,000	1,004,475

Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[2]	972,000	989,010

Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22	305,000	327,875

Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[2]	800,000	782,000

		5,257,647

Textiles, Apparel & Luxury Goods—0.1%

American Achievement Corp., 10.875% Sec. Nts., 4/15/16[2]	295,000	280,619

Polymer Group, Inc., 6.875% Sr. Unsec. Nts., 6/1/19[2]	140,000	134,225

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	695,000	670,675

		1,085,519

Consumer Staples—0.4%

Beverages—0.0%

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	490,000	516,950

Food & Staples Retailing—0.1%

Rite Aid Corp., 6.75% Sr. Unsec. Nts., 6/15/21	755,000	792,750

Food Products—0.2%

Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	211,000	229,726

HJ Heinz Co.:
4.25% Sec. Nts., 10/15/20	760,000	768,075
4.875% Sec. Nts., 2/15/15[2]	475,000	475,000

Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	660,000	673,200

Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[2]	283,000	289,368

		2,435,369

Household Products—0.0%

Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[2]	115,000	120,463

17  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Household Products (Continued)

Spectrum Brands, Inc.: (Continued)
6.375% Sr. Unsec. Nts., 11/15/20	$370,000	$394,050

		514,513

Personal Products—0.1%

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	755,000	775,762

Tobacco—0.0%

Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	640,000	681,600

Energy—1.3%

Energy Equipment & Services—0.1%

American Energy-Permian Basin LLC/AEPB Finance Corp., 7.125% Sr. Unsec. Nts., 11/1/20[2]	360,000	266,400

Compressco Partners LP/Compressco Finance, Inc., 7.25% Sr. Unsec. Nts., 8/15/22[2]	445,000	373,800

Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	585,000	570,375

Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	355,000	305,300

Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	300,000	184,500

Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	470,000	403,025

Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	330,000	299,887

		2,403,287

Oil, Gas & Consumable Fuels—1.2%

Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	335,000	337,512

Arch Coal, Inc., 8% Sec. Nts., 1/15/19[2]	225,000	95,625

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/23	320,000	324,800
6.625% Sr. Unsec. Nts., 10/1/20	340,000	344,250

Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[2]	140,000	122,150

Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	560,000	518,000

Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[2]	155,000	153,837

BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	645,000	459,562

California Resources Corp.:
5.00% Sr. Unsec. Nts., 1/15/20[2]	450,000	390,375
5.50% Sr. Unsec. Nts., 9/15/21[2]	640,000	540,800
6.00% Sr. Unsec. Nts., 11/15/24[2]	55,000	45,375

Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	330,000	194,700

Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	420,000	418,950
5.375% Sr. Unsec. Nts., 6/15/21	290,000	293,625

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.:
6.375% Sr. Unsec. Nts., 3/15/24	165,000	145,200
8.50% Sr. Unsec. Nts., 12/15/19	150,000	153,375

Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	615,000	618,075

CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	585,000	510,412

Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	140,000	137,200
6.125% Sr. Unsec. Nts., 3/1/22	350,000	342,125

18  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	$230,000	$239,821
7.50% Sr. Sec. Nts., 10/15/20	355,000	396,783

EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	630,000	600,862

EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	475,000	305,187

Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	350,000	331,625

Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	665,000	456,190
9.75% Sr. Unsec. Nts., 7/15/20	240,000	161,400

Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[2]	335,000	361,800

Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	135,000	120,150

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	280,000	284,200

Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[2]	355,000	203,238

Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	655,000	497,800
8.625% Sr. Unsec. Nts., 4/15/20	325,000	262,437

MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	505,000	502,475

MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[2]	640,000	582,400

Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	370,000	333,925

Murray Energy Corp.:
8.625% Sr. Sec. Nts., 6/15/21[2]	140,000	134,400
9.50% Sr. Sec. Nts., 12/5/20[2]	755,000	745,563

Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[2]	365,000	347,663

NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[2]	325,000	316,908

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	235,000	216,200

Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	500,000	376,875

Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	100,000	83,500

Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	205,000	203,975
5.00% Sr. Sub. Nts., 3/15/23	60,000	59,400

Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	185,000	179,450

Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	355,000	336,363

Sabine Pass Liquefaction LLC, 5.75% Sr. Sec. Nts., 5/15/24	135,000	136,519

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23[2]	405,000	360,450
7.75% Sr. Unsec. Nts., 6/15/21	350,000	341,250

SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	333,000	233,100

SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	330,000	326,700

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	265,000	256,388

Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[2]	500,000	490,000
5.00% Sr. Unsec. Nts., 1/15/18[2]	375,000	383,438

19  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	$270,000	$276,750
6.25% Sr. Unsec. Nts., 10/15/22[2]	130,000	132,600

Triangle USA Petroleum Corp., 6.75% Sr. Unsec. Nts., 7/15/22[2]	285,000	202,350

US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17[3]	340	265,200

Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	315,000	301,219

Williams Partners LP/ACMP:
4.875% Sr. Unsec. Nts., 3/15/24	130,000	134,550
6.125% Sr. Unsec. Nts., 7/15/22	335,000	360,125

WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	170,000	158,950
6.00% Sr. Unsec. Nts., 1/15/22	300,000	292,500

		19,438,627

Financials—1.0%

Capital Markets—0.3%

American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[2]	385,000	403,769

Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[2]	495,000	529,650

Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.75% Sr. Unsec. Nts., 2/15/18[2]	465,000	488,192

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[2]	595,000	596,487

Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	550,000	583,000

MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[2]	165,000	171,600

Nationstar Mortgage LLC/Nationstar Capital Corp.:
6.50% Sr. Unsec. Nts., 8/1/18	120,000	111,900
7.875% Sr. Unsec. Nts., 10/1/20	510,000	474,300

Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[2]	460,000	491,050

Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., 6.375% Sr. Unsec. Nts., 5/1/22[2]	280,000	267,400

Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19	700,000	700,910

Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21	465,000	396,413

		5,214,671

Commercial Banks—0.1%

CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17	145,000	147,146
5.00% Sr. Unsec. Nts., 8/15/22	425,000	447,844

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[2]	165,000	132,825

		727,815

Consumer Finance—0.2%

Ahern Rentals, Inc., 9.50% Sec. Nts., 6/15/18[2]	405,000	417,150

Ally Financial, Inc.:
5.125% Sr. Unsec. Nts., 9/30/24	685,000	711,544
7.50% Sr. Unsec. Nts., 9/15/20	220,000	261,800

Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	265,000	272,950

20  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Consumer Finance (Continued)

Navient Corp.:
5.50% Sr. Unsec. Nts., 1/25/23	$800,000	$770,000
7.25% Sr. Unsec. Nts., 1/25/22	400,000	436,000

Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[2]	495,000	460,350

TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[2]	620,000	474,300

		3,804,094

Diversified Financial Services—0.1%

Capsugel SA, 7% Sr. Unsec. Nts., 5/15/19[2,4]	365,000	372,528

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[2]	420,000	396,900

Jefferies LoanCore LLC/JLC Finance Corp., 6.875% Sr. Unsec. Nts., 6/1/20[2]	350,000	320,250

MSCI, Inc., 5.25% Sr. Unsec. Nts., 11/15/24[2]	420,000	438,900

Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[2]	145,000	148,625

		1,677,203

Insurance—0.1%

HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[2]	440,000	441,100

National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[2]	645,000	669,187

		1,110,287

Real Estate Investment Trusts (REITs)—0.1%

CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21	320,000	327,200

DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21	445,000	463,913

iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	495,000	490,669

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25[2]	475,000	495,187

		1,776,969

Real Estate Management & Development—0.1%

Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[2]	380,000	410,400
9.00% Sr. Sec. Nts., 1/15/20[3]	245,000	268,275

Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[2]	370,000	365,837

		1,044,512

Thrifts & Mortgage Finance—0.0%

Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[2]	345,000	313,087

Health Care—0.9%

Biotechnology—0.0%

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	350,000	310,187

Health Care Equipment & Supplies—0.1%

Alere, Inc., 6.50% Sr. Sub. Nts., 6/15/20	305,000	313,388

Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[2]	325,000	281,531

DJO Finance LLC/DJO Finance Corp., 8.75% Sec. Nts., 3/15/18	330,000	339,900

21  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Hologic, Inc., 6.25% Sr. Unsec. Nts., 8/1/20	$50,000	$52,375

Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	320,000	352,000

		1,339,194

Health Care Providers & Services—0.7%

Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22[2]	180,000	186,975

Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22	635,000	645,319

CHS/Community Health Systems, Inc.:
6.875% Sr. Unsec. Nts., 2/1/22	920,000	983,250
7.125% Sr. Unsec. Nts., 7/15/20	270,000	287,888

DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	160,000	164,748
5.75% Sr. Unsec. Nts., 8/15/22	280,000	297,850

Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[2]	380,000	386,650

FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	765,000	650,250

Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[2]	280,000	296,100
5.875% Sr. Unsec. Nts., 1/31/22[2]	145,000	162,581

Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	390,000	413,888

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	155,000	160,909
5.875% Sr. Unsec. Nts., 5/1/23	930,000	1,011,375
7.50% Sr. Unsec. Nts., 2/15/22	550,000	646,250

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	270,000	280,125

IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	665,000	698,250

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	330,000	319,275

LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21	720,000	760,500

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	210,000	218,400

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	395,000	399,394

Tenet Healthcare Corp.:
6.00% Sr. Sec. Nts., 10/1/20	300,000	324,750
8.125% Sr. Unsec. Nts., 4/1/22	875,000	988,750

		10,283,477

Pharmaceuticals—0.1%

Endo Finance LLC & Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[2]	600,000	592,500

Endo Finance LLC/Endo Ltd./Endo Finco, Inc., 6% Sr. Unsec. Nts., 2/1/25[2]	20,000	20,537

JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[2]	300,000	305,625

Valeant Pharmaceuticals International, Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[2]	315,000	323,072
6.375% Sr. Unsec. Nts., 10/15/20[2]	270,000	286,537
7.25% Sr. Unsec. Nts., 7/15/22[2]	370,000	396,363

		1,924,634

Industrials—1.9%

Aerospace & Defense—0.4%

CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[2]	1,135,000	1,038,525

Erickson, Inc., 8.25% Sec. Nts., 5/1/20	896,000	810,880

GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	925,000	977,494

22  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Aerospace & Defense (Continued)

Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	$460,000	$496,800

KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[2]	705,000	697,950

Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	575,000	480,125

Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[2]	550,000	490,875

Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	485,000	498,337

TransDigm, Inc., 6% Sr. Sub. Nts., 7/15/22	485,000	486,213

Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	585,000	579,150

		6,556,349

Air Freight & Couriers—0.1%

CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[2]	725,000	674,250

SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[2]	685,000	714,112

XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[2]	210,000	219,188

		1,607,550

Airlines—0.1%

Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[2]	470,000	499,963

US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass-Through Certificates, 10/22/23	489,062	580,187

		1,080,150

Building Products—0.1%

Building Materials Corp. of America, 5.375% Sr. Unsec. Nts., 11/15/24[2]	410,000	418,200

Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	640,000	683,200

		1,101,400

Commercial Services & Supplies—0.5%

ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20	1,500,000	1,530,000

Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	880,000	585,200

Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]	720,000	648,000

Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[2]	570,000	542,925
8.50% Sec. Nts., 9/15/22[2]	495,000	407,137

First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[2]	957,000	1,026,383

Garda World Security Corp., 7.25% Sr. Unsec. Nts., 11/15/21[2]	1,000,000	980,000

Quad Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22[2]	630,000	601,650

R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	435,000	485,025

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[2]	1,495,000	1,435,200

		8,241,520

Electrical Equipment—0.1%

General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22	565,000	464,712

Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[2]	570,000	604,913

		1,069,625

Industrial Conglomerates—0.0%

Milestone Aviation Group Ltd. (The), 8.625% Sr. Unsec. Nts., 12/15/17[2]	395,000	438,944

23  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Machinery—0.3%

Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	$670,000	$695,125

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]	700,000	693,875

Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[2]	645,000	675,637

EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22[2]	345,000	353,194

Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	865,000	880,137

Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	485,000	474,694

Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	575,000	586,500

Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18	430,000	450,156

		4,809,318

Marine—0.0%

Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[2]	395,000	353,525

Professional Services—0.0%

FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	650,000	686,562

Road & Rail—0.1%

Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[3]	510,000	525,300

Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[3]	535,000	518,950

		1,044,250

Trading Companies & Distributors—0.2%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[2]	315,000	325,631

American Builders & Contractors Supply Co., Inc., 5.625% Sr. Unsec. Nts., 4/15/21[2]	600,000	607,500

Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	500,000	491,250
6.75% Sr. Unsec. Nts., 12/15/20	400,000	404,000

HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[2]	505,000	521,413
7.50% Sr. Unsec. Nts., 7/15/20	860,000	905,150

Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[2]	670,000	576,200

		3,831,144

Information Technology—0.9%

Communications Equipment—0.2%

Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[2]	960,000	1,000,800

Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[2]	1,015,000	990,894

ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	651,000	681,922

		2,673,616

Electronic Equipment, Instruments, & Components—0.1%

Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	470,000	500,926

Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[2]	485,000	485,000

Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[2]	200,000	215,000

		1,200,926

24  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Internet Software & Services—0.1%

EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	$695,000	$705,425

Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20	345,000	353,625
5.375% Sr. Unsec. Nts., 1/1/22	505,000	527,725

IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22	275,000	269,844

		1,856,619

IT Services—0.2%

First Data Corp.:
8.25% Sec. Nts., 1/15/21[2]	665,000	711,550
10.625% Sr. Unsec. Nts., 6/15/21	858,000	977,047

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[2]	365,000	359,525

Sabre GLBL, Inc., 8.50% Sr. Sec. Nts., 5/15/19[2]	378,000	405,878

		2,454,000

Semiconductors & Semiconductor Equipment—0.1%

Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[2]	970,000	1,028,200
10.75% Sr. Unsec. Nts., 8/1/20	407,000	446,683

Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[2]	595,000	596,859
5.50% Sr. Unsec. Nts., 2/1/25[2]	160,000	162,400
5.875% Sr. Unsec. Nts., 2/15/22[2]	135,000	142,088

		2,376,230

Software—0.1%

Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]	565,000	557,938

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[2]	910,000	799,662

Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[2]	405,000	405,506

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[2]	490,000	483,875

		2,246,981

Technology Hardware, Storage & Peripherals—0.1%

Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[2]	1,640,000	1,758,900

Materials—0.8%

Chemicals—0.2%

ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	265,000	268,975

Hexion US Finance Corp., 6.625% Sr. Sec. Nts., 4/15/20	210,000	200,025

Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 8.875% Sr. Sec. Nts., 2/1/18	195,000	167,700

INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[2]	430,000	418,175

Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	395,000	342,662

NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[2]	385,000	400,400

PQ Corp., 8.75% Sec. Nts., 5/1/18[2]	285,000	293,550

PSPC Escrow Corp., 6.50% Sr. Unsec. Nts., 2/1/22[2,5]	290,000	297,250

Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[2]	230,000	202,400

Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 8.75% Sr. Sec. Nts., 2/1/19	442,000	448,354

25  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Chemicals (Continued)

Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20	$270,000	$269,325

		3,308,816

Construction Materials—0.0%

Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21[3]	225,000	241,313

Containers & Packaging—0.3%

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
6.00% Sr. Unsec. Nts., 6/30/21[2]	360,000	340,200
6.75% Sr. Unsec. Nts., 1/31/21[2]	410,000	402,825

Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[2]	126,176	124,915

Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22	385,000	394,144

BWAY Holding Co., 9.125% Sr. Unsec. Nts., 8/15/21[2]	335,000	336,256

Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[2]	160,000	138,400

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[3]	395,000	400,925

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	150,000	150,750

Graphic Packaging International, Inc., 4.875% Sr. Unsec. Nts., 11/15/22	105,000	108,150

Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[2]	210,000	219,450

Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	432,000	449,280

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	935,000	958,375
8.25% Sr. Unsec. Nts., 2/15/21	265,000	270,631
9.875% Sr. Unsec. Nts., 8/15/19	105,000	112,087

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[2]	260,000	265,850
5.125% Sr. Unsec. Nts., 12/1/24[2]	260,000	267,475
6.50% Sr. Unsec. Nts., 12/1/20[2]	360,000	398,700

		5,338,413

Metals & Mining—0.2%

AK Steel Corp., 7.625% Sr. Unsec. Nts., 5/15/20	400,000	347,000

Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18	655,000	642,719
7.875% Sr. Unsec. Nts., 11/1/20	680,000	663,000

Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[2]	265,000	234,194

First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[2]	465,000	389,437

FMG Resources August 2006 Pty Ltd., 6.875% Sr. Unsec. Nts., 4/1/22[2]	100,000	78,875

JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[2]	375,000	311,719

Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	450,000	484,875

Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21[2]	290,000	296,525

Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	250,000	185,625

Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[2]	215,000	229,781

		3,863,750

26  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Paper & Forest Products—0.1%

PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[2]	$340,000	$339,575

Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[2]	460,000	473,800

		813,375

Telecommunication Services—0.5%

Diversified Telecommunication Services—0.5%

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[2]	1,575,000	1,645,875

FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[2]	1,015,000	1,042,912

Frontier Communications Corp., 7.125% Sr. Unsec. Nts., 1/15/23	425,000	443,062

Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	655,000	651,725

Level 3 Financing, Inc.:
5.375% Sr. Unsec. Nts., 8/15/22[2]	1,605,000	1,637,100
5.625% Sr. Unsec. Nts., 2/1/23[2]	140,000	143,108

T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	470,000	487,038
6.625% Sr. Unsec. Nts., 11/15/20	475,000	495,663

Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	300,000	277,500
7.75% Sr. Unsec. Nts., 10/1/21	350,000	357,000

Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[2]	475,000	479,750

		7,660,733

Wireless Telecommunication Services—0.0%

Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	925,000	942,344

Utilities—0.3%

Electric Utilities—0.0%

MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[6]	395,000	40

Gas Utilities—0.0%

Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	265,000	261,025

Independent Power and Renewable Electricity Producers—0.3%

AES Corp.:
5.50% Sr. Unsec. Nts., 3/15/24	440,000	443,300
7.375% Sr. Unsec. Nts., 7/1/21	205,000	228,062

Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18	330,000	336,600

Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23	450,000	456,750
7.875% Sr. Sec. Nts., 1/15/23[2]	150,000	168,750

Dynegy, Inc., 5.875% Sr. Unsec. Nts., 6/1/23	510,000	487,050

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	700,000	698,250

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	370,232	397,338

NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22	380,000	392,350
6.25% Sr. Unsec. Nts., 5/1/24[2]	555,000	556,388
6.625% Sr. Unsec. Nts., 3/15/23	135,000	140,737

		4,305,575

27  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Multi-Utilities—0.0%

InterGen NV, 7% Sr. Sec. Nts., 6/30/23[2]	$700,000	$658,000

Total Non-Convertible Corporate Bonds and Notes (Cost $174,336,851)		170,235,568

Corporate Loans—1.0%

Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 3/11/22[7]	320,000	300,800

Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[7]	189,200	177,375

Affinion Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 10/31/18[7]	142,647	123,568

Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[5,7]	90,000	88,481

Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[7]	955,000	949,031

AZ Chem US, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 6/10/22[7]	230,000	225,400

BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[5,7]	385,000	379,305

Blue Coat Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/26/20[7]	200,000	198,500

Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 3/16/18[7]	280,000	226,450

Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 9.75%, 1/29/18[7]	213,925	190,728

Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[7]	941,021	900,146

Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[7]	243,775	223,785

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.919%, 1/30/19[7]	1,499,336	1,401,254

Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.819%, 1/29/16[7]	5,491	5,427
Tranche E, 7.669%, 7/30/19[7]	209,337	198,434

Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[7]	365,000	361,350

CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[7]	555,000	570,263

Del Monte Foods Co., Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 8/18/21[7]	235,000	203,275

Deltek, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 10/10/19[7]	360,000	363,375

Deluxe Entertainment Services, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 2/26/20[7]	456,202	425,408

Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[7]	555,000	552,225

FairPoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[7]	424,598	424,731

Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.375%, 9/30/20[5,7]	209,152	128,210

28  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Corporate Loans (Continued)

Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 9/5/22[7]	$140,000	$133,700

GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[7]	550,000	539,000

Internet Brands, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 7/8/22[7]	420,000	408,188

IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.00%, 11/9/20[7]	303,475	302,337

IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 5/10/21[7]	165,000	171,600

iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.00%, 3/19/17[7]	241,954	248,759

Liberty Cablevision of Puerto Rico LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 7/7/23[7]	305,000	299,281

Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[7]	325,000	326,219

NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[7]	680,608	659,055

NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[7]	705,000	458,250

NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[7]	292,878	256,268

Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[7]	895,000	581,750

Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[7]	415,000	408,775

Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[4,6,7]	326,143	1,631

Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/2/22[5,7]	95,000	94,406

Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 9/21/21[7]	435,000	396,212

Sun Products Corp. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/20[7]	510,000	491,353

Templar Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 11/25/20[7]	615,000	369,000

TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[7]	600,000	561,375

Total Corporate Loans (Cost $16,756,466)		15,324,680

	Exercise Price		Expiration Date	Contracts

Exchange-Traded Options Purchased—0.2%

NIKKEI 225 Index Call[1]	JPY	18,250.000	3/13/15	JPY	600	1,226,262

S&P 500 Index Put[1]	USD	1,880.000	2/20/15	USD	1500	1,492,500

S&P 500 Index Call[1]	USD	2,125.000	3/20/15	USD	2000	720,000

Total Exchange-Traded Options Purchased (Cost $11,184,447)						3,438,762

29  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Companies—16.3%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[8,9]	97,367,627	$97,367,627

Oppenheimer Master Event-Linked Bond Fund, LLC[8]	5,734,430	83,889,554

Oppenheimer Master Loan Fund, LLC[8]	5,674,937	81,869,881

Total Investment Companies (Cost $266,766,611)		263,127,062

Total Investments, at Value (Cost $1,394,297,007)	97 .0%	1,565,788,142

Net Other Assets (Liabilities)	3 .0	48,974,731

Net Assets	100 .0%	$1,614,762,873

Footnotes to Consolidated Statement of Investments

*January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $77,180,140 or 4.78% of the Fund’s net assets as of January 30, 2015.

3. Restricted security. The aggregate value of restricted securities as of January 30, 2015 was $5,363,780, which represents 0.33% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 12/30/14	$700,094	$693,875	$(6,219)
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	10/24/13 - 11/19/14	568,302	557,938	(10,364)
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21	11/22/13 - 11/25/13	726,605	648,000	(78,605)
Building Materials Corp. of America, 6.75% Sr. Unsec. Nts., 5/1/21	4/26/11	222,989	241,313	18,324
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19	10/24/13	395,000	400,925	5,925
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22	12/12/13 - 11/14/14	580,992	570,375	(10,617)
K Hovnanian Enterprises, Inc., 9.125% Sec. Nts., 11/15/20	9/19/12 - 12/6/13	384,326	389,425	5,099
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 12/12/13	517,569	525,300	7,731
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 11/13/14	289,189	284,200	(4,989)

30  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	2/1/12	$243,775	$268,275	$24,500
US Shale Solutions, Inc., 12.50% Sr. Sec. Nts., 9/1/17	8/7/14	331,118	265,200	(65,918)
Wallace Theater Holdings, Inc.	3/28/13	4	4	—
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	8/24/10 - 1/24/11	533,700	518,950	(14,750)

		$5,493,663	$5,363,780	$(129,883)

4. Interest or dividend is paid-in-kind, when applicable.

5. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 30, 2015. See Note 4 of the accompanying Consolidated Notes.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

7. Represents the current interest rate for a variable or increasing rate security.

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares January 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	—	182,059,692	84,692,065	97,367,627
Oppenheimer Master Event-Linked Bond Fund, LLC	9,092,652	—	3,358,222	5,734,430
Oppenheimer Master Loan Fund, LLC	11,380,561	—	5,705,624	5,674,937

		Value	Income	Realized Gain (Loss)

Oppenheimer Institutional Money Market Fund, Cl. E		$97,367,627	$14,216	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		83,889,554	1,330,289[a]	1,842,135 [a]
Oppenheimer Master Loan Fund, LLC		81,869,881	1,645,500[b]	(891,627) [b]

Total		$263,127,062	$2,990,005	$950,508

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

9. Rate shown is the 7-day yield as of January 30, 2015.

31  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,055,758,959	67.4%
United Kingdom	63,359,879	4.1
Japan	50,196,743	3.2
Germany	50,144,721	3.2
Switzerland	43,330,754	2.8
France	42,260,389	2.7
India	35,039,101	2.2
Brazil	23,148,647	1.5
China	22,015,948	1.4
Netherlands	20,625,942	1.3
Sweden	20,247,762	1.3
Spain	19,496,245	1.3
Canada	19,048,015	1.2
Italy	11,962,519	0.8
Mexico	11,540,557	0.7
Russia	8,098,525	0.5
Hong Kong	7,550,437	0.5
Ireland	6,325,472	0.4
Israel	5,385,249	0.4
Denmark	4,545,884	0.3
Philippines	4,154,856	0.3
Colombia	3,829,043	0.3
United States	3,753,284	0.2
Indonesia	3,457,292	0.2
Turkey	3,318,190	0.2
Bermuda	3,246,932	0.2
Australia	3,172,895	0.2
Thailand	3,065,279	0.2
Luxembourg	2,554,167	0.2
Taiwan	2,233,500	0.1
South Africa	2,209,822	0.1
United Arab Emirates	1,588,663	0.1
Belgium	1,539,080	0.1
Malaysia	1,354,857	0.1
Nigeria	1,164,190	0.1
South Korea	1,154,813	0.1
Argentina	1,028,702	0.1
Egypt	676,738	0.0
Chile	651,953	0.0
Greece	570,375	0.0
Cayman Islands	396,938	0.0
Puerto Rico	299,281	0.0
Austria	285,544	0.0

Total	$1,565,788,142	100.0%

32  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts as of January 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation

S&P 500 E-Mini Index	CME	Sell	3/20/15	2,300	$228,666,000	$7,920,419
United States Treasury Nts., 5 yr.	CBT	Buy	3/31/15	3,333	404,438,719	6,801,776

						$14,722,195

Glossary:

Currency abbreviations indicate amounts reporting in currencies
JPY	Japanese Yen
MYR	Malaysian Ringgit

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges

33  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS January 30, 2015 / Unaudited

1. Organization

Oppenheimer Global Allocation Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Allocation Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At January 30, 2015, the Fund owned 2,921 shares with net assets of $14,668,631.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

34  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

35  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

36  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$103,425,242	$68,535,934	$—	$171,961,176
Consumer Staples	54,051,829	38,396,058	—	92,447,887
Energy	27,446,399	12,677,509	—	40,123,908
Financials	106,351,296	74,187,574	4	180,538,874
Health Care	152,975,323	32,737,826	—	185,713,149
Industrials	77,243,760	64,105,713	—	141,349,473
Information Technology	168,828,826	65,638,062	—	234,466,888
Materials	11,589,963	15,432,326	352	27,022,641
Telecommunication Services	7,574,752	14,387,869	—	21,962,621
Utilities	6,747,861	—	—	6,747,861
Preferred Stocks	300,299	10,937,207	—	11,237,506
Rights, Warrants and Certificates	90,086	—	—	90,086
Non-Convertible Corporate Bonds and Notes	—	170,235,528	40	170,235,568
Corporate Loans	—	15,323,049	1,631	15,324,680
Exchange-Traded Options Purchased	3,438,762	—	—	3,438,762
Investment Companies	97,367,627	165,759,435	—	263,127,062

Total Investments, at Value	817,432,025	748,354,090	2,027	1,565,788,142
Other Financial Instruments:
Futures contracts	14,722,195	—	—	14,722,195

Total Assets	$832,154,220	$748,354,090	$2,027	$1,580,510,337

37  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Oppenheimer Master Loan Fund, LLC is to seek income. The investment objective of Oppenheimer Master Event-Linked Bond Fund, LLC is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and

38  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$265,000
Sold securities	614,225

Restricted Securities. As of January 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities

39  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 30, 2015 is as follows:

Cost	$315,293
Market Value	$1,671
Market value as % of Net Assets	Less than 0.005%

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

40  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure

41  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended January 30, 2015, the Fund had daily average contract amounts on forward contracts to buy $34,211.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

42  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $413,920,477 and $290,914,063 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on volatility indexes to increase exposure to volatility risk. A purchased call option becomes more valuable as the level of the underlying volatility index increases relative to the strike price.

The Fund has purchased put options on volatility indexes to decrease exposure to volatility risk. A purchased put option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $4,541,370 and $3,311,750 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

43  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on volatility indexes to decrease exposure to volatility risk. A written call option becomes more valuable as the level of the underlying volatility index decreases relative to the strike price.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $25,000 and $553,750 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended January 30, 2015 was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2014	1,000	$996,962
Options written	12,808	8,323,235
Options closed or expired	(1,000)	(996,962)
Options exercised	(12,808)	(8,323,235)

Options outstanding as of January 30, 2015	—	$—

As of January 30, 2015, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of

44  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

As of January 30, 2014, the Fund had no such total return swap agreements outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative

45  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

46  OPPENHEIMER GLOBAL ALLOCATION FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,396,992,416
Federal tax cost of other investments	618,790,230

Total federal tax cost	$2,015,782,646

Gross unrealized appreciation	$271,961,725
Gross unrealized depreciation	(88,454,595)

Net unrealized appreciation	$183,507,130

47  OPPENHEIMER GLOBAL ALLOCATION FUND

CONSOLIDATED STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Shares	Value
Common Stocks—47.9%
Consumer Discretionary—6.3%
Hotels, Restaurants & Leisure—1.6%
Brinker International, Inc.	219,599	$12,831,169
Media—2.2%
Cinemark Holdings, Inc.[1]	363,000	13,492,710
Comcast Corp., Cl. A	73,501	3,906,211
		17,398,921
Multiline Retail—2.5%
Macy’s, Inc.	207,300	13,242,324
Target Corp.	98,660	7,262,363
		20,504,687
Consumer Staples—2.0%
Beverages—0.6%
Coca-Cola Co. (The)	120,770	4,972,101
Tobacco—1.4%
Altria Group, Inc.[1]	108,000	5,734,800
Philip Morris International, Inc.	69,500	5,576,680
		11,311,480
Energy—3.1%
Energy Equipment & Services—0.4%
Schlumberger Ltd.	44,050	3,629,280
Oil, Gas & Consumable Fuels—2.7%
Canadian Natural Resources Ltd.	69,520	2,015,516
Chevron Corp.	37,800	3,875,634
ConocoPhillips	74,750	4,707,755
EOG Resources, Inc.	43,720	3,892,391
Noble Energy, Inc.	61,590	2,940,307
Valero Energy Corp.[1]	81,460	4,307,605
		21,739,208
Financials—7.8%
Commercial Banks—1.9%
Citigroup, Inc.	94,850	4,453,208
JPMorgan Chase & Co.	91,500	4,975,770
M&T Bank Corp.	39,640	4,485,662
Wells Fargo & Co.	36,590	1,899,753
		15,814,393
Insurance—1.8%
ACE Ltd.	96,570	10,425,697
Allstate Corp. (The)	57,750	4,030,373
		14,456,070
Real Estate Investment Trusts (REITs)—4.1%
American Assets Trust, Inc.	60,788	2,697,771
Blackstone Mortgage Trust, Inc., Cl. A1	251,870	7,354,604

1   OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Macerich Co. (The)	89,500	$7,697,895
Starwood Property Trust, Inc.[1]	634,000	15,171,620
		32,921,890
Health Care—8.1%
Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	109,000	7,663,790
Medtronic plc	36,328	2,593,819
		10,257,609
Health Care Providers & Services—1.9%
HCA Holdings, Inc.[2]	20,000	1,416,000
UnitedHealth Group, Inc.	101,130	10,745,063
Universal Health Services, Inc., Cl. B	31,000	3,178,430
		15,339,493
Pharmaceuticals—4.9%
Actavis plc[2]	35,660	9,504,816
Merck & Co., Inc.[1]	208,000	12,538,240
Novartis AG, ADR	90,500	8,814,700
Roche Holding AG	32,500	8,779,958
		39,637,714
Industrials—7.1%
Aerospace & Defense—3.4%
Honeywell International, Inc.[1]	149,330	14,598,501
Lockheed Martin Corp.	20,730	3,904,910
Northrop Grumman Corp.	54,850	8,608,707
		27,112,118
Airlines—0.3%
United Continental Holdings, Inc.[2]	40,506	2,809,901
Commercial Services & Supplies—0.8%
Republic Services, Inc., Cl. A	48,940	1,941,939
Tyco International plc[1]	105,620	4,310,352
		6,252,291
Construction & Engineering—1.4%
Quanta Services, Inc.[2]	425,000	11,254,000
Machinery—0.5%
Flowserve Corp.	80,850	4,405,517
Trading Companies & Distributors—0.7%
AerCap Holdings NV2	140,901	5,569,817
Information Technology—5.9%
Communications Equipment—2.9%
Juniper Networks, Inc.[1]	345,790	7,859,807
QUALCOMM, Inc.[1]	143,160	8,941,774

2  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Communications Equipment (Continued)
Telefonaktiebolaget LM Ericsson, Cl. B	520,000	$6,316,096
		23,117,677
Internet Software & Services—1.3%
Google, Inc., Cl. A1,2	12,310	6,617,240
Google, Inc., Cl. C2	7,750	4,142,530
		10,759,770
Semiconductors & Semiconductor Equipment—0.7%
Xilinx, Inc.	152,000	5,863,400
Technology Hardware, Storage & Peripherals—1.0%
Apple, Inc.[1]	69,386	8,129,264
Materials—2.2%
Chemicals—2.2%
Celanese Corp., Series A, Cl. A	80,700	4,338,432
LyondellBasell Industries NV, Cl. A	104,375	8,255,019
Methanex Corp.	120,000	5,292,000
		17,885,451
Telecommunication Services—2.0%
Diversified Telecommunication Services—2.0%
BCE, Inc.	302,460	13,898,037
Verizon Communications, Inc.	45,445	2,077,291
		15,975,328
Utilities—3.4%
Electric Utilities—3.1%
Edison International	156,050	10,634,808
PPL Corp.[1]	403,164	14,312,322
		24,947,130
Multi-Utilities—0.3%
CMS Energy Corp.	58,350	2,201,545
Total Common Stocks (Cost $317,859,989)		387,097,224
Preferred Stocks—2.6%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	5,167	5,735,370
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	7,500	7,500,000
U.S. Bancorp, 6% Non-Cum., Series G, Non-Vtg.[3]	300,000	8,148,000
Total Preferred Stocks (Cost $20,387,099)		21,383,370
	Principal Amount
Asset-Backed Securities—10.3%
Home Equity Loan—3.9%
New Century Home Equity Loan Trust, Series 2005-2, Cl. M3, 0.658%,
6/25/35[3]	$5,500,000	4,502,317
Park Place Securities, Inc., Series 2005-WCW3, Cl. M1, 0.648%, 8/25/35[3]	5,000,000	4,651,525
RAMP Trust, Series 2006-EFC1, Cl. M2, 0.568%, 2/25/36[3]	5,490,000	4,502,821
Saxon Asset Securities Trust, Series 2007-3, Cl. 2A4, 0.658%, 9/25/47[3]	7,595,000	5,185,744

3   OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Home Equity Loan (Continued)
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A2, 0.488%, 5/25/37[3,4]	$ 13,706,485	$12,488,499

		31,330,906
Loans: Other—6.4%
Airspeed Ltd.:
Series 2007-1A,Cl. G1, 0.437%, 6/15/32[3,5]	25,298,193	21,093,633
Series 2007-1A,Cl. G2, 0.447%, 6/15/32[3,5]	7,273,230	6,273,161
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.467%, 9/15/41[3,5]	30,721,175	24,576,941

		51,943,735

Total Asset-Backed Securities (Cost $72,941,059)		83,274,641
Mortgage-Backed Obligations—5.9%
Ameriquest Mortgage Securities, Inc., Series 2004-R2, Cl. M1, 0.815%, 4/25/34[3]	3,558,338	2,973,273
Asset-Backed Funding Certificates Trust, Series 2005-HE2, Cl. M3, 0.948%, 6/25/35[3]	4,000,000	3,696,952
Bear Stearns Asset Backed Securities I Trust, Series 2004-HE9, Cl. M2, 1.97%, 11/25/34[3]	6,781,941	5,860,648
First NLC Trust, Series 2005-4, Cl. A4, 0.558%, 2/25/36[3]	11,003,000	9,417,259
Home Equity Asset Trust, Series 2005-5, Cl. M2, 0.678%, 11/25/35[3]	1,888,088	1,751,762
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-B, Cl. M3, 0.658%, 8/25/35[3]	1,298,061	1,189,076
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.643%, 4/21/34[3]	639,453	654,914
RAMP Trust:
Series 2005-RS2, Cl. M4, 0.888%, 2/25/35[3]	4,469,000	4,015,419
Series 2005-RS6, Cl. M2, 0.678%, 6/25/35[3]	944,044	921,747
Series 2006-NC3, Cl. A3, 0.438%, 3/25/36[3]	16,698,000	13,823,172
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-GEL2, Cl. A3, 0.618%, 5/25/37[3,4]	4,486,000	3,320,335

Total Mortgage-Backed Obligations (Cost $36,361,755)		47,624,557
Non-Convertible Corporate Bonds and Notes—3.0%
Appvion, Inc., 9% Sec. Nts., 6/1/20[4]	955,000	652,981
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[3,6]	999,000	784,215
Lukoil International Finance BV, 6.125% Sr. Unsec. Nts., 11/9/20[4]	14,000,000	12,180,000
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[3,6]	11,000,000	10,845,230

Total Non-Convertible Corporate Bonds and Notes (Cost $26,034,856)		24,462,426
Convertible Corporate Bond and Note—0.4%
SEACOR Holdings, Inc., 2.50% Cv. Sr. Unsec. Nts., 12/15/27
(Cost $3,000,000)	3,000,000	3,155,625
Corporate Loans—1.4%
Appvion, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 6/28/19[3]	6,895,000	6,752,791

4  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans (Continued)
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.00%, 4/23/20[3]	$4,925,000	$4,882,674

Total Corporate Loans (Cost $11,731,227)		11,635,465
	Shares
Structured Security—0.1%
Africa Telecommunications Media & Technology Fund 1 LLC[2,5] (Cost $10,000,000)	9,542,930	895,986

		Exercise	Expiration
		Price	Date	Contracts
Exchange-Traded Options Purchased—0.1%
S&P 500 Index Call[2]	USD	2,125.000	3/20/15	USD	450	162,000
United States Treasury Bonds Call[2]	USD	153.000	2/20/15	USD	483	369,797

Total Exchange-Traded Options Purchased (Cost $1,604,957)						531,797

		Pay/Receive				Notional Amount
		Floating	Floating	Fixed	Expiration
	Counterparty	Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.3%
Interest Rate Swap maturing 1/25/26 Put[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.870	1/21/16	JPY	5,406,000	11,111
Interest Rate Swap maturing 11/22/27 Call[2]	GSG	Receive	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	8,024,000	1,224,435
Interest Rate Swap maturing 2/28/27 Put[2]	JPM	Receive	Three- Month USD BBA LIBOR	4.500	2/24/17	USD	50,000	364,070
Interest Rate Swap maturing 4/13/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.468	4/11/16	USD	33,000	215,281
Interest Rate Swap maturing 4/13/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.410	4/11/16	USD	33,000	229,828

5   OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Pay/Receive Floating	Floating	Fixed Expiration Notional Amount
	Counterparty	Rate	Rate	Rate	Date	(000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 4/27/26 Call[2]	JPM	Receive	Three- Month USD BBA LIBOR	3.373%	4/25/16	USD 30,000	$232,111

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $8,651,923)							2,276,836

	Shares
Investment Companies—22.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[7,8]	40,399,205	40,399,205
Oppenheimer Master Loan Fund, LLC[7]	8,288,014	119,567,608
SPDR Gold Trust Exchange Traded Fund[2,9]	180,900	22,332,105

Total Investment Companies (Cost $184,618,934)		182,298,918
Total Investments, at Value (Cost $693,191,799)	94.5%	764,636,845
Net Other Assets (Liabilities)	5.5	44,148,120

Net Assets	100.0%	$808,784,965

Footnotes to Consolidated Statement of Investments

*January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

1. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $10,477,910. See Note 4 of accompanying Consolidated Notes.

2. Non-income producing security.

3. Represents the current interest rate for a variable or increasing rate security.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,641,815 or 3.54% of the Fund’s net assets as of January 30, 2015.

5. Restricted security. The aggregate value of restricted securities as of January 30, 2015 was $52,839,721, which represents 6.53% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Africa Telecommunications Media & Technology Fund 1 LLC	4/20/11	$10,000,000	$895,986	$(9,104,014)
Airspeed Ltd., Series 2007-1A, Cl. G1, 0.437%, 6/15/32	1/9/13-7/10/13	20,124,323	21,093,633	969,310
Airspeed Ltd., Series 2007-1A, Cl. G2, 0.447%, 6/15/32	1/9/13-1/25/13	6,019,061	6,273,161	254,100
Blade Engine Securitization Ltd., Series 2006-1AW, Cl. A1, 0.467%, 9/15/41	4/19/13-5/29/13	23,460,930	24,576,941	1,116,011

		$59,604,314	$52,839,721	$(6,764,593)

6  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions	Gross Reductions		Shares January 30, 2015
Oppenheimer Institutional Money
Market Fund, Cl. E	40,870,565	52,956,158	53,427,518		40,399,205
Oppenheimer Master Loan Fund, LLC	8,288,014	—	—		8,288,014

		Value	Income		Realized Gain
Oppenheimer Institutional Money Market Fund, Cl. E		$40,399,205	$9,905		$—
Oppenheimer Master Loan Fund, LLC		119,567,608	1,672,042	[a]	946,003	[a]

Total		$159,966,813	$1,681,947		$946,003

a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8. Rate shown is the 7-day yield as of January 30, 2015.

9. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

	Shares Sold
	Short		Value

Securities Sold Short—(21.5)%
Common Stock Securities Sold Short—(21.5)%
Aflac, Inc.	(139,000)	$	(7,934,120)

Air Lease Corp., Cl. A	(176,000)		(6,149,440)

Aircastle Ltd.	(165,000)		(3,309,900)

Assurant, Inc.	(63,500)		(4,032,885)

BHP Billiton Ltd., Sponsored ADR	(141,100)		(6,537,163)

Boeing Co. (The)	(74,600)		(10,844,602)

Camden Property Trust	(60,000)		(4,623,000)

Caterpillar, Inc.	(88,350)		(7,065,349)

CBL & Associates Properties, Inc.	(361,000)		(7,443,820)

Chesapeake Energy Corp.	(159,670)		(3,062,470)

Cie Financiere Richemont SA	(82,413)		(6,848,577)

Comerica, Inc.	(77,710)		(3,224,965)

Commerce Bancshares, Inc.	(72,929)		(2,917,160)

Ensco plc, Cl. A	(167,330)		(4,691,933)

First Niagara Financial Group, Inc.	(400,000)		(3,248,000)

First Quantum Minerals Ltd.	(241,970)		(2,206,998)

FirstMerit Corp.	(155,000)		(2,539,675)

KCG Holdings, Inc., Cl. A	(200,000)		(2,446,000)

Kohl’s Corp.	(94,000)		(5,613,680)

Montpelier Re Holdings Ltd.	(120,000)		(4,215,600)

NASDAQ OMX Group, Inc. (The)	(108,920)		(4,966,752)

Nationstar Mortgage Holdings, Inc.	(100,000)		(2,571,000)

Oracle Corp.	(113,000)		(4,733,570)

Pennsylvania Real Estate Investment Trust	(430,000)		(10,289,900)

Rio Tinto plc, Sponsored ADR	(71,137)		(3,139,276)

Rouse Properties, Inc.	(203,392)		(3,781,057)

SanDisk Corp.	(126,500)		(9,602,615)

7   OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares Sold Short	Value

Common Stock Securities Sold Short (Continued)

SandRidge Energy, Inc.	(845,000)	$(1,191,450)

Southern Copper Corp.	(391,000)	(10,666,480)

Tiffany & Co.	(37,880)	(3,281,923)

Time Warner, Inc.	(63,160)	(4,922,059)

Transocean Ltd.	(306,222)	(4,991,419)

United Technologies Corp.	(26,500)	(3,041,670)

Walter Energy, Inc.	(133,000)	(123,983)

Weingarten Realty Investors	(197,000)	(7,383,560)

Total Securities Sold Short (Proceeds $(170,483,424))		$(173,642,051)

Forward Currency Exchange Contracts as of January 30, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	04/2015	JPY	237,000	USD	2,004	$15,980	$—
BOA	04/2015	USD	11,881	AUD	14,760	453,299	—
BOA	04/2015	USD	17,153	JPY	2,020,000	—	66,944
JPM	04/2015	USD	14,646	EUR	12,675	312,362	—
MSCO	04/2015	USD	12,589	CAD	15,620	310,079	—

Total Unrealized Appreciation and Depreciation						$1,091,720	$66,944

Futures Contracts as of January 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Depreciation

90 Day Euro	CME	Sell	12/19/16	225	$55,493,438	$489,142
Euro-BTP	EUX	Sell	3/9/15	43	6,714,652	204,650
United States Treasury Nts., 10 yr.	CBT	Sell	3/20/15	69	9,030,375	310,574

						$1,004,366

Cleared Credit Default Swaps at January 30, 2015
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

CDX.IG.22	Sell	1.000	6/20/19	USD	25,000	$(496,010)	$441,062

CDX.NA.HY.22	Buy	5.000	6/20/19	USD	19,800	1,717,650	(1,357,508)

iTraxx.Main.21	Buy	1.000	6/20/19	EUR	19,000	496,756	(472,336)

Total Cleared Credit Default Swaps						$1,718,396	$(1,388,782)

Over-the-Counter Credit Default Swaps at January 30, 2015
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value

Federative Republic of Brazil	BAC	Buy	1.000	3/20/20	USD	5,000	$(207,327)	$300,504

Federative Republic of Brazil	GSG	Buy	1.000	12/20/19	USD	5,000	(322,939)	275,885

Portuguese Republic	GSG	Buy	1.000	12/20/19	USD	9,340	(496,465)	328,667

Portuguese Republic	JPM	Buy	1.000	3/20/20	USD	3,520	(180,903)	138,574

8  OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

Portuguese Republic	JPM	Buy	1.000%	3/20/20	USD	2,140	$(119,452)	$84,247

Republic of Austria	GSG	Buy	1.000	12/20/16	USD	25,000	(874,393)	(465,215)

Republic of Italy	BAC	Buy	1.000	9/20/19	USD	15,000	19,699	20,157

Republic of Italy	GSG	Buy	1.000	12/20/19	USD	30,000	(18,181)	100,113

Total Over-the-Counter Credit Default Swaps							$(2,199,961)	$782,932

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$25,000,000	$—	BBB+

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Total Return Swaps at January 30, 2015
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value
			Twelve-Month USD BBA LIBOR plus 53 basis
Blackstone Group LP	GSG	Receive	points	12/4/15 USD	7,972	$(85)

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Glossary:

Counterparty Abbreviations

BAC	Barclays Bank plc
BOA	Bank of America NA
GSG	Goldman Sachs Group, Inc. (The)
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
JPY	Japanese Yen

9   OPPENHEIMER FLEXIBLE STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions

BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
CDX.IG.22	Markit CDX Investment Grade Index
CDX.NA.HY.22	Markit CDX North American High Yield
iTraxx.Main.21	Credit Default Swap Trading Index for a Specific Basket of Securities

Exchange Abbreviations

CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange

10  OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Flexible Strategies Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s consolidated financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Flexible Strategies (Cayman) Fund Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At January 30, 2015, the Fund owned 9,283 shares with net assets of $28,254,911.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

11   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below: Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

12  OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar

13   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$50,734,777	$—	$—	$50,734,777
Consumer Staples	16,283,581	—	—	16,283,581
Energy	25,368,488	—	—	25,368,488
Financials	63,192,353	—	—	63,192,353
Health Care	56,454,858	8,779,958	—	65,234,816

14  OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Industrials	$57,403,644	$—	$—	$57,403,644
Information Technology	41,554,015	6,316,096	—	47,870,111
Materials	17,885,451	—	—	17,885,451
Telecommunication Services	15,975,328	—	—	15,975,328
Utilities	27,148,675	—	—	27,148,675
Preferred Stocks	8,148,000	13,235,370	—	21,383,370
Asset-Backed Securities	—	58,697,700	24,576,941	83,274,641
Mortgage-Backed Obligations	—	47,624,557	—	47,624,557
Non-Convertible Corporate Bonds and Notes	—	24,462,426	—	24,462,426
Convertible Corporate Bond and Note	—	3,155,625	—	3,155,625
Corporate Loans	—	11,635,465	—	11,635,465
Structured Security	—	—	895,986	895,986
Exchange-Traded Options Purchased	531,797	—	—	531,797
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,276,836	—	2,276,836
Investment Companies	62,731,310	119,567,608	—	182,298,918

Total Investments, at Value	443,412,277	295,751,641	25,472,927	764,636,845
Other Financial Instruments:
Swaps, at value	—	1,248,147	—	1,248,147
Centrally cleared swaps, at value	—	441,062	—	441,062
Foreign currency exchange contracts	—	1,091,720	—	1,091,720

Total Assets	$443,412,277	$298,532,570	$25,472,927	$767,417,774

Liabilities Table
Other Financial Instruments:
Common Stock Securities Sold Short	$(166,793,474)	$(6,848,577)	$—	$(173,642,051)
Swaps, at value	—	(465,300)	—	(465,300)
Centrally cleared swaps, at value	—	(1,829,844)	—	(1,829,844)
Futures contracts	(1,004,366)	—	—	(1,004,366)
Foreign currency exchange contracts	—	(66,944)	—	(66,944)

Total Liabilities	$(167,797,840)	$(9,210,665)	$—	$(177,008,505)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser

15   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Restricted Securities. As of January 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

16   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued

17   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a

18  OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended January 30, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $3,588,173 and $15,715,640, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation

19   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $83,426,593 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $1,127,459 on purchased call options.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery

20  OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. As of January 30, 2015, the Fund had no written options outstanding.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

21   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the period ended January 30, 2015, the Fund had ending monthly average notional amounts of $125,278,125 and $25,000,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the

22  OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

For the period ended January 30, 2015, the Fund had ending monthly average notional amounts of $7,085,160 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the period ended January 30, 2015, the Fund had an ending monthly average market value of $2,832,192 on purchased swaptions.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions

23   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of January 30, 2015, the Fund has required certain counterparties to post collateral of $4,162,815.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker,

24   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $202,356,787. The value of the open short

25   OPPENHEIMER FLEXIBLE STRATEGIES FUND

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Borrowings and other Financing (Continued)

position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$693,257,089
Federal tax cost of other investments	(240,235,958)

Total federal tax cost	$453,021,131

Gross unrealized appreciation	$125,104,937
Gross unrealized depreciation	(58,975,674)

Net unrealized appreciation	$66,129,263

26  OPPENHEIMER FLEXIBLE STRATEGIES FUND

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

	Shares	Value

Common Stocks—99.4%

Consumer Discretionary—13.6%

Auto Components—1.3%
BorgWarner, Inc.	387,770	$20,943,458

Automobiles—0.7%
Thor Industries, Inc.	179,340	10,105,809

Diversified Consumer Services—0.8%
Apollo Education Group, Inc.[1]	484,250	12,232,155

Household Durables—5.1%
Lennar Corp., Cl. A	767,000	34,445,970

Newell Rubbermaid, Inc.	923,730	34,057,925

PulteGroup, Inc.	550,360	11,331,912

		79,835,807

Leisure Products—0.5%
Mattel, Inc.	299,740	8,063,006

Media—3.7%
Cinemark Holdings, Inc.	255,660	9,502,882

DISH Network Corp., Cl. A1	238,290	16,763,702

Gannett Co., Inc.	595,410	18,463,664

National CineMedia, Inc.	640,533	9,223,675

Regal Entertainment Group, Cl. A	188,410	3,986,756

		57,940,679

Multiline Retail—0.7%
Kohl’s Corp.	195,140	11,653,761

Specialty Retail—0.8%
Staples, Inc.	704,850	12,017,692

Consumer Staples—6.6%

Beverages—0.9%
Molson Coors Brewing Co., Cl. B	185,190	14,061,477

Food & Staples Retailing—1.2%
Rite Aid Corp.[1]	2,669,118	18,630,444

Food Products—1.3%
B&G Foods, Inc.	681,765	20,343,867

	Shares	Value

Household Products—1.3%
Energizer Holdings, Inc.	168,981	$21,631,258

Tobacco—1.9%
Lorillard, Inc.	450,374	29,549,038

Energy—4.4%

Energy Equipment & Services—1.2%
Diamond Offshore Drilling, Inc.	143,510	4,524,870

Forum Energy Technologies, Inc.[1]	214,230	3,309,854

Noble Corp. plc	232,020	3,763,364

Oceaneering International, Inc.	123,115	6,446,301

		18,044,389

Oil, Gas & Consumable Fuels—3.2%
California Resources Corp.[1]	449,610	2,302,003

Cimarex Energy Co.	113,690	11,732,808

EQT Corp.	120,810	8,993,097

HollyFrontier Corp.	107,280	3,853,498

Sanchez Energy Corp.[1]	267,910	2,984,517

Tesoro Corp.	133,000	10,870,090

Whiting Petroleum Corp.[1]	341,218	10,243,364

		50,979,377

Financials—25.8%

Capital Markets—4.1%
Ares Management LP	730,993	13,881,557

Invesco Ltd.	762,554	28,008,609

Raymond James Financial, Inc.	418,500	22,021,470

		63,911,636

Commercial Banks—5.6%
Associated Banc-Corp.	1,169,290	19,655,765

East West Bancorp, Inc.	366,760	13,269,377

First NBC Bank Holding Co.[1]	391,190	12,111,242

Huntington Bancshares, Inc.	1,671,300	16,746,426

SunTrust Banks, Inc.	335,140	12,876,079

1      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Commercial Banks (Continued)

Zions Bancorporation	544,857	$13,054,774

		87,713,663

Consumer Finance—2.4%
Navient Corp.	1,308,053	25,820,966

Synchrony Financial[1]	389,680	12,025,525

		37,846,491

Insurance—6.2%
Everest Re Group Ltd.	36,390	6,236,518

Genworth Financial, Inc., Cl. A1	662,590	4,624,878

Lincoln National Corp.	256,510	12,820,370

Reinsurance Group of America, Inc., Cl. A	366,810	30,375,536

Unum Group	685,350	21,286,971

Validus Holdings Ltd.	554,440	21,983,546

		97,327,819

Real Estate Investment Trusts (REITs)—7.5%
Alexandria Real Estate Equities, Inc.	150,360	14,663,107

Apartment Investment & Management Co., Cl. A	313,920	12,512,851

Aviv REIT, Inc.	91,730	3,607,741

Camden Property Trust	167,450	12,902,022

CubeSmart	743,290	18,314,666

Equity LifeStyle Properties, Inc.	202,850	11,101,981

LaSalle Hotel Properties	648,224	26,227,143

Omega Healthcare Investors, Inc.	294,771	12,928,656

Retail Opportunity Investments Corp.	340,887	6,023,473

		118,281,640

Health Care—10.7%

Health Care Equipment & Supplies—4.5%
Boston Scientific Corp.[1]	838,927	12,424,509

	Shares	Value

Health Care Equipment & Supplies (Continued)
Cooper Cos., Inc. (The)	140,430	$22,138,790

Teleflex, Inc.	206,947	22,673,113

Zimmer Holdings, Inc.	117,970	13,224,437

		70,460,849

Health Care Providers & Services—2.8%
Humana, Inc.	163,950	24,008,838

Omnicare, Inc.	274,461	20,579,086

		44,587,924

Health Care Technology—0.9%
MedAssets, Inc.[1]	764,250	14,146,267

Life Sciences Tools & Services—1.5%
Quintiles Transnational Holdings, Inc.[1]	399,531	24,171,626

Pharmaceuticals—1.0%
Hospira, Inc.[1]	180,010	11,418,034

Indivior plc, Sponsored ADR[1]	291,687	3,923,190

		15,341,224

Industrials—14.6%

Aerospace & Defense—1.6%
L-3 Communications Holdings, Inc.	136,880	16,852,666

Raytheon Co.	78,690	7,872,934

		24,725,600

Airlines—2.0%
Air Canada[1]	1,406,493	13,036,784

Delta Air Lines, Inc.	383,672	18,151,522

		31,188,306

Commercial Services & Supplies—1.8%
Deluxe Corp.	428,950	27,851,724

Electrical Equipment—2.9%
Eaton Corp. plc	514,810	32,479,363

Hubbell, Inc., Cl. B	120,690	12,797,968

		45,277,331

Machinery—4.0%
Oshkosh Corp.	727,520	31,174,232

Parker-Hannifin Corp.	138,240	16,099,430

Sun Hydraulics Corp.	116,040	4,205,290

2      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery (Continued)

Timken Co. (The)	320,530	$12,183,345

		63,662,297

Professional Services—0.6%
On Assignment, Inc.[1]	270,770	9,512,150

Trading Companies & Distributors—1.7%
HD Supply Holdings, Inc.[1]	945,780	27,266,837

Information Technology—12.2%

Electronic Equipment, Instruments, & Components—1.6%
Anixter International, Inc.[1]	96,889	7,301,555

Dolby Laboratories, Inc., Cl. A	448,300	17,394,040

		24,695,595

Internet Software & Services—1.0%
IAC/InterActiveCorp	251,940	15,355,743

IT Services—1.0%
Teradata Corp.[1]	146,350	6,521,356

VeriFone Systems, Inc.[1]	282,890	8,879,917

		15,401,273

Semiconductors & Semiconductor Equipment—2.5%
Microchip Technology, Inc.	110,459	4,981,701

Semtech Corp.[1]	842,250	21,443,685

Skyworks Solutions, Inc.	158,250	13,142,663

		39,568,049

Software—4.2%
Check Point Software Technologies Ltd.[1]	198,280	15,301,268

Citrix Systems, Inc.[1]	294,650	17,460,959

Synopsys, Inc.[1]	514,900	22,135,551

Verint Systems, Inc.[1]	216,780	11,571,716

		66,469,494

Technology Hardware, Storage & Peripherals—1.9%
Seagate Technology plc	129,050	7,283,582

	Shares	Value

Technology Hardware, Storage & Peripherals (Continued)
Western Digital Corp.	228,280	$22,195,664

		29,479,246

Materials—5.2%

Chemicals—2.2%
International Flavors & Fragrances, Inc.	133,910	14,209,190

PPG Industries, Inc.	68,650	15,300,712

Westlake Chemical Corp.	99,850	5,722,404

		35,232,306

Containers & Packaging—1.5%
Ball Corp.	256,600	16,250,478

Rock-Tenn Co., Cl. A	120,740	7,836,026

		24,086,504

Paper & Forest Products—1.5%
Louisiana-Pacific Corp.[1]	1,386,730	22,700,770

Telecommunication Services—1.3%

Diversified Telecommunication Services—1.3%
Frontier Communications Corp.	1,893,840	12,717,136

Windstream Holdings, Inc.	960,330	7,634,623

		20,351,759

Utilities—5.0%

Electric Utilities—1.3%
Entergy Corp.	125,642	10,994,932

Portland General Electric Co.	239,450	9,506,165

		20,501,097

Independent Power and Renewable Electricity Producers—0.4%
AES Corp.	513,660	6,276,925

Multi-Utilities—3.3%
Alliant Energy Corp.	162,580	11,154,614

Ameren Corp.	426,290	19,302,411

Avista Corp.	255,940	9,503,052

3      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Multi-Utilities (Continued)

DTE Energy Co.	127,770	$11,455,858

		51,415,935

Total Common Stocks (Cost $1,319,019,397)		1,560,840,297

Investment Company—0.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $12,342,709)	12,342,709	12,342,709

Total Investments, at Value (Cost $1,331,362,106)	100.2%	1,573,183,006

Net Other Assets (Liabilities)	(0.2)	(3,267,968)

Net Assets	100.0%	$1,569,915,038

Footnotes to Statement of Investments

* January 30, 2015 represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. Non-income producing security.

2. Rate shown is the 7-day yield as of January 30, 2015.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended January 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares October 31, 2014	Gross Additions	Gross Reductions	Shares January 30, 2015

Oppenheimer Institutional Money Market Fund, Cl. E	8,807,907	58,664,973	55,130,171	12,342,709

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$12,342,709	$1,818

4      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Small- & Mid- Cap Value Fund (the “Fund”), a series of Oppenheimer Quest for Value Funds, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

    The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

    The following methodologies are used to determine the market value or the fair value of the types of securities described below:

    Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the

5      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

    Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

    Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

    Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized

6      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

    To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

7      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below categorizes amounts as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$212,792,367	$—	$—	$212,792,367
Consumer Staples	104,216,084	—	—	104,216,084
Energy	69,023,766	—	—	69,023,766
Financials	405,081,249	—	—	405,081,249
Health Care	168,707,890	—	—	168,707,890
Industrials	229,484,245	—	—	229,484,245
Information Technology	190,969,400	—	—	190,969,400
Materials	82,019,580	—	—	82,019,580
Telecommunication Services	20,351,759	—	—	20,351,759
Utilities	78,193,957	—	—	78,193,957
Investment Company	12,342,709	—	—	12,342,709

Total Assets	$1,573,183,006	$—	$—	$1,573,183,006

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities.

8      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,333,528,787

Gross unrealized appreciation	$279,497,226
Gross unrealized depreciation	(39,843,007)

Net unrealized appreciation	$239,654,219

9      OPPENHEIMER SMALL- & MID- CAP VALUE FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Quest for Value Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 3/9/2015